                           EXHIBIT 32.1-CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Asia Automotive Acquisition Corporation, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006 (the "Form 10-QSB") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 25, 2006                     /s/ William R. Herren
                                        ----------------------------------------
                                        William R. Herren
                                        Chairman of the Board


                                        /s/ Rudy Wilson
                                        ----------------------------------------
                                        Rudy Wilson
                                        Chief Executive Officer

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.